                                                                    Exhibit 32.1

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

      I, the undersigned John Maxwell, President and Chief Executive Officer of
FIRSTPLUS Financial Group, Inc. (the "Company"), do hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2007 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

      Dated: August 17, 2007                    /s/ John Maxwell
                                                --------------------------------
                                                John Maxwell
                                                President and Chief
                                                Executive Officer
                                                Principal Executive Officer